                                                                  Exhibit 10.2


                                                                  EXECUTION COPY




                          Wheeling Island Gaming, Inc.,

                                   as Issuer,

                                       and

                             WDRA Food Service, Inc.

                                       and

                        Wheeling Land Development Corp.,

                                  as Guarantors

                                  $125,000,000

                           10 1/8% Senior Notes due 2009


                               Purchase Agreement

                             dated December 12, 2001




                         Banc of America Securities LLC

                       Wells Fargo Brokerage Services, LLC


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
                                Table of Contents

                                                                                                                PAGE
SECTION 1. Representations and Warranties.........................................................................3

         (a)      No Registration Required........................................................................3
         (b)      No Integration of Offerings or General Solicitation.............................................3
         (c)      Eligibility for Resale under Rule 144A..........................................................4
         (d)      The Offering Memorandum.........................................................................4
         (e)      The Purchase Agreement..........................................................................4
         (f)      The WHX Purchase Agreement......................................................................4
         (g)      The Registration Rights Agreement...............................................................4
         (h)      The DTC Agreement...............................................................................5
         (i)      Authorization of the Securities and the Exchange Securities.....................................5
         (j)      Authorization of the Indenture..................................................................6
         (k)      Description of the Securities and the Indenture.................................................6
         (l)      No Material Adverse Change......................................................................6
         (m)      Independent Accountants.........................................................................6
         (n)      Preparation of the Financial Statements.........................................................6
         (o)      Incorporation and Good Standing of the Company and its Subsidiaries.............................7
         (p)      Capitalization and Other Capital Stock Matters..................................................7
         (q)      Non-Contravention of Existing Instruments; No Further Authorizations or Approvals
                  Required........................................................................................8
         (r)      No Material Actions or Proceedings..............................................................9
         (s)      Intellectual Property Rights....................................................................9
         (t)      All Necessary Permits, etc.....................................................................10
         (u)      Title to Properties............................................................................10
         (v)      Tax Law Compliance.............................................................................10
         (w)      Company Not an "Investment Company"............................................................11
         (x)      Insurance......................................................................................11
         (y)      No Price Stabilization or Manipulation.........................................................11
         (z)      Solvency.......................................................................................11
         (aa)     No Unlawful Contributions or Other Payments....................................................12
         (bb)     Company's Accounting System....................................................................12
         (cc)     Compliance with Environmental Laws.............................................................12
         (dd)     Periodic Review of Costs of Environmental Compliance...........................................13
         (ee)     ERISA Compliance...............................................................................13
         (ff)     Revolving Credit Facility......................................................................14
         (gg)     Regulation S...................................................................................14
         (hh)     Temporary Global Security......................................................................14

SECTION 2. Purchase, Sale and Delivery of the Securities.........................................................14

         (a)      The Securities.................................................................................14
         (b)      The Closing Date...............................................................................14
         (c)      Delivery of the Securities.....................................................................15
         (d)      Delivery of Offering Memorandum to the Initial Purchasers......................................15
         (e)      Initial Purchasers as Qualified Institutional Buyers...........................................15

SECTION 3. Additional Covenants..................................................................................15


                                      i
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         (a)      Initial Purchasers' Review of Proposed Amendments and Supplements..............................15
         (b)      Amendments and Supplements to the Offering Memorandum and Other Securities Act
                  Matters........................................................................................16
         (c)      Copies of the Offering Memorandum..............................................................16
         (d)      Blue Sky Compliance............................................................................16
         (e)      Use of Proceeds................................................................................17
         (f)      The Depositary.................................................................................17
         (g)      Additional Issuer Information..................................................................17
         (h)      Future Reports to the Initial Purchasers.......................................................17
         (i)      No Integration.................................................................................18
         (j)      Legended Securities............................................................................18
         (k)      PORTAL.........................................................................................18
         (l)      Rating Securities..............................................................................18

SECTION 4. Payment of Expenses...................................................................................18


SECTION 5. Conditions of the Obligations of the Initial Purchasers...............................................19

         (a)      Accountants' Comfort Letter....................................................................19
         (b)      No Material Adverse Change or Ratings Agency Change............................................19
         (c)      Opinion of Counsel for the Company and the Guarantors..........................................20
         (d)      Opinion of Counsel for the Initial Purchasers..................................................20
         (e)      Officers' Certificate..........................................................................20
         (f)      Bring-down Comfort Letter......................................................................20
         (g)      PORTAL Listing.................................................................................20
         (h)      Registration Rights Agreement..................................................................21
         (i)      Concurrent Transactions........................................................................21
         (j)      Additional Documents...........................................................................21

SECTION 6. Reimbursement of Initial Purchasers' Expenses.........................................................21


SECTION 7. Offer, Sale and Resale Procedures.....................................................................22


SECTION 8. Indemnification.......................................................................................23

         (a)      Indemnification of the Initial Purchasers......................................................23
         (b)      Indemnification of the Company, its Directors and Officers.....................................24
         (c)      Notifications and Other Indemnification Procedures.............................................25
         (d)      Settlements....................................................................................25

SECTION 9. Contribution..........................................................................................26


SECTION 10. Termination of this Agreement........................................................................27


SECTION 11. Representations and Indemnities to Survive Delivery..................................................27


SECTION 12. Notices..............................................................................................28


SECTION 13. Successors...........................................................................................28


SECTION 14. Partial Unenforceability.............................................................................29


SECTION 15. Governing Law; Consent to Jurisdiction...............................................................29

         (a)      Governing Law Provisions.......................................................................29


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         (b)      Consent to Jurisdiction........................................................................29

SECTION 16. Default of One or More of the Several Initial Purchasers.............................................29


SECTION 17. General Provisions...................................................................................30


SCHEDULES, EXHIBITS AND ANNEX


SCHEDULE A - Initial Purchasers


SCHEDULE B - List of Subsidiaries


EXHIBIT A - Form of Opinion of Proskauer Rose LLP


EXHIBIT B - Form of Opinion of Goodwin & Goodwin, LLP


EXHIBIT C - Form of Opinion of In-house Counsel for the Company and the
Guarantors


EXHIBIT D - Form of Registration Rights Agreement


ANNEX I - Resale Procedures


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


                               Purchase Agreement



                                                              December 12, 2001

BANC OF AMERICA SECURITIES LLC
WELLS FARGO BROKERAGE SERVICES, LLC
     As Initial Purchasers
c/o BANC OF AMERICA SECURITIES LLC
9 West 57th Street, 31st Floor
New York, New York 10019


Ladies and Gentlemen:


                  INTRODUCTORY. Wheeling Island Gaming, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Banc of America Securities LLC and Wells Fargo Brokerage Services, LLC (the "Initial Purchasers"), acting severally and not jointly, the respective amounts as set forth in SCHEDULE A hereto of $125 million aggregate principal amount of the Company's 10 1/8% Senior Notes due December 15, 2009 (the "Notes"). Banc of America Securities LLC and Wells Fargo Brokerage Services, LLC have agreed to act as the Initial Purchasers in connection with the offering and sale of the Notes.

                  The Notes will be issued pursuant to an indenture, dated as of December 19, 2001 (the "Indenture"), between the Company, the Guarantors (as defined below) and U.S. Bank N.A., as trustee (the "Trustee"). Notes issued in book-entry form will be issued in the name of Cede & Co., as nominee of The Depository Trust Company (the "Depositary") pursuant to a DTC Agreement, to be dated as of the Closing Date (as defined in Section 2 hereof) (the "DTC Agreement"), among the Company, the Guarantors party thereto, the Trustee and the Depositary.

                  The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of December 19, 2001 (the "Registration Rights Agreement"), among the Company, the Guarantors party thereto and the Initial Purchasers, substantially in the form of EXHIBIT D attached hereto, pursuant to which the Company and the Guarantors will agree to file, within 60 days of the Closing Date, a registration statement with the Securities and Exchange Commission (the "Commission") registering the Exchange Securities (as defined below) under the Securities Act of 1933, as amended (the "Securities Act", which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

                  The payment of principal of, premium, Liquidated Damages (as defined in the Indenture), if any, and interest on the Notes and the Exchange Notes (as defined in Section 1(f) hereof) will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by (i) each of the Company's subsidiaries listed in SCHEDULE B attached hereto and (ii) any subsidiary of the Company formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the "Guarantors"), pursuant to their guarantees (the "Guarantees"). The Notes and the Guarantees attached thereto are herein collectively referred to as the "Securities"; and the Exchange Notes and the Guarantees attached thereto are herein collectively referred to as the "Exchange Securities".

                  The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Offering Memorandum (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the "Subsequent Purchasers") at any time after the date of this Agreement. The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Commission under the Securities Act, in reliance upon exemptions therefrom. The terms of the Securities and the Indenture will require that investors that acquire Securities expressly agree that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A ("Rule 144A") or Regulation S ("Regulation S") thereunder).

                  The Company has prepared and delivered to the Initial Purchasers copies of a Preliminary Offering Memorandum, dated November 27, 2001 (the "Preliminary Offering Memorandum"), and has prepared and will deliver to each Initial Purchaser, copies of the Offering Memorandum, dated December 12, 2001 describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. As used herein, the "Offering Memorandum" shall mean, with respect to any date or time referred to in this Agreement, the Company's Offering Memorandum, dated December 12, 2001, including amendments or supplements thereto, any exhibits thereto, in the most recent form that has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of offers to purchase Securities. Further, any reference to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 3) furnished by the Company prior to the completion of the distribution of the Securities.

                  Prior to November 27, 2001, the Company was a West Virginia corporation named Wheeling Downs Racing Association, Inc. On November 27, 2001, the Company reincorporated as a Delaware corporation by merging Wheeling Downs Racing Association, Inc. into and with Wheeling Island Gaming, Inc., a Delaware corporation (the "Merger"). Upon consummation of the Merger, each of the shares of common stock of Wheeling Downs Racing Association, Inc. was converted into one share of common stock of the Company.

                  As described in the Offering Memorandum, the Company has entered into a stock redemption agreement (the "WHX Purchase Agreement") dated November 16, 2001 among the Company, Sportsystems Corporation and WHX Entertainment Corp. ("WHX"), pursuant to which the Company shall purchase all of the shares of the Company's common stock held of record by WHX for a total consideration of $105 million. Of the $105 million total consideration, $90 million is attributable to the purchase price for the shares of the Company's common stock and $15 million is attributable to a non-compete agreement entered into with WHX. The Company will use a portion of the net proceeds from the issuance of the Securities to purchase its common stock from WHX pursuant to the WHX Purchase Agreement.

                  Simultaneously with the Closing Date, the Company will repay $12 million of the outstanding balance under its existing credit facility and enter into a new revolving credit facility (the "Revolving Credit Facility") dated as of the Closing Date by and among the Company, the guarantor subsidiaries named therein, Bank of America, N.A., as administrative agent, and various other lenders party thereto, as described in the Offering Memorandum. The Revolving Credit Facility will provide for up to $40 million of revolving credit borrowings.

                  All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum. Capitalized terms used herein not otherwise defined shall have the meanings set forth in the Offering Memorandum.

                  The Company and the Guarantors hereby confirm their agreement with the Initial Purchasers as follows:

SECTION 1.        Representations and Warranties.

                  The Company and each of the Guarantors, jointly and severally, hereby represents, warrants and covenants to the Initial Purchasers as follows:

         (a)      No Registration Required.

                  Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2(e) hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the "Trust Indenture Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

         (b)      No Integration of Offerings or General Solicitation.

                  Neither the Company nor any Guarantor has directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act.

                  None of the Company, the Guarantors, their respective affiliates (as such term is defined in Rule 501 under the Securities Act (each, an "Affiliate")), or any person acting on their behalf (other than the Initial Purchasers, as to whom neither the Company nor any Guarantor makes any representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

                  With respect to those Securities sold in reliance upon Regulation S: (i) none of the Company, the Guarantors, their respective Affiliates, or any person acting on their behalf (other than the Initial Purchasers, as to whom neither the Company nor any Guarantor makes any representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S; and (ii) each of the Company, the Guarantors, and their respective Affiliates and any person acting on their behalf (other than the Initial Purchasers, as to whom neither the Company nor any Guarantor makes any representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

         (c)      Eligibility for Resale under Rule 144A.

                  The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

         (d)      The Offering Memorandum.

                  The Offering Memorandum does not, and at the Closing Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by the Initial Purchasers expressly for use in the Offering Memorandum.

                  Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A. Neither the Company nor any Guarantor has distributed or will distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers' distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Preliminary Offering Memorandum or the Offering Memorandum.

         (e)      The Purchase Agreement.

                  This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and each Guarantor, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles thereunder.

         (f)      The WHX Purchase Agreement.

                  The WHX Purchase Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, Sportsystems Corporation and WHX, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles thereunder.

         (g)      The Registration Rights Agreement.

                  At the Closing Date, the Registration Rights Agreement will be duly authorized, executed and delivered by, and will be a valid and binding agreement of, the Company and each Guarantor, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law. Pursuant to the Registration Rights Agreement, the Company and each Guarantor will agree to file with the Commission, under the circumstances set forth therein: (i) a registration statement under the Securities Act relating to another series of debt securities of the Company with terms substantially identical to the Notes (the "Exchange Notes") to be offered in exchange for the Notes (the "Exchange Offer"); and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use its best efforts to cause such registration statements to be declared effective.

         (h)      The DTC Agreement.

                  At the Closing Date, the DTC Agreement will have been duly authorized, executed and delivered by, and (assuming the due authorization, execution and delivery thereof by the other parties thereto) will be a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (i)      Authorization of the Securities and the Exchange Securities.

                  (i) The Notes to be purchased by the Initial Purchasers from the Company are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture; (ii) the Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture; and (iii) the Guarantees of the Notes and the Exchange Notes are in the respective forms contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

         (j)      Authorization of the Indenture.

                  The Indenture has been duly authorized by the Company and the Guarantors and, at the Closing Date, will have been duly executed and delivered by the Company and each Guarantor and will constitute a valid and binding agreement of the Company, and each Guarantor enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (k)      Description of the Securities and the Indenture.

                  The Notes, the Guarantees of the Notes and the Indenture conform or will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum. The Exchange Notes and the Guarantees of the Exchange Notes will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum and the Registration Statement at the time such Registration Statement becomes effective.

         (l)      No Material Adverse Change.

                  Except as otherwise disclosed in the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a "Material Adverse Change"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

         (m)      Independent Accountants.

                  PricewaterhouseCoopers LLP (the "Independent Accountants"), who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules included in the Offering Memorandum are independent public or certified public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act.

         (n)      Preparation of the Financial Statements.

                  The financial statements of the Company, together with the related schedules and notes, included in the Offering Memorandum present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data set forth in the Offering Memorandum under the captions "Offering Memorandum Summary - Summary Financial Data" and "Selected Historical Consolidated Financial Data" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum. The pro forma financial statements of the Company and its subsidiaries, together with the related notes, included in the Offering Memorandum and the pro forma financial data set forth in the Offering Memorandum under the caption "Offering Memorandum Summary - Summary Financial Data" and elsewhere in the Offering Memorandum present fairly the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The acquisition by the Company of all of the shares of its common stock owned by WHX will be accounted for using purchase accounting under Financial Accounting Standards No. 141, "Business Combinations."

         (o) Incorporation and Good Standing of the Company and its Subsidiaries.

                  Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of the Company and the Guarantors, to enter into and perform their respective obligations under each of this Agreement, the Registration Rights Agreement, the DTC Agreement, the Securities, the Exchange Securities, the Indenture, the WHX Purchase Agreement and the Revolving Credit Facility. Each of the Company and each subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in SCHEDULE B. The Merger has been consummated in accordance with the General Corporation Law of the State of Delaware and the West Virginia Corporation Act of the State of West Virginia. Each share of common stock of Wheeling Downs Association, Inc. has been converted into one validly issued, fully paid and non-assessable share of common stock of the Company.

         (p)      Capitalization and Other Capital Stock Matters.

                  At September 30, 2001, on a consolidated basis, after giving pro forma effect to (i) the issuance and sale of the Securities pursuant hereto and (ii) the application of the proceeds from the sale of the Securities in the manner described under the caption "Use of Proceeds" in the Offering Memorandum, the Company would have an authorized and outstanding capitalization as set forth in the Offering
         Memorandum under the caption "Capitalization". All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Offering Memorandum. The execution, delivery and performance of, and consummation of the transactions contemplated by, the WHX Purchase Agreement will be permitted under Section 170 of the General Corporation Law of the State of Delaware.

         (q) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required.

                  Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, including this Agreement, the Registration Rights Agreement, the DTC Agreement, the Indenture, the WHX Purchase Agreement, the Revolving Credit Facility (each such foregoing document being referred to as an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change.

                  On the Closing Date, neither the Company nor any of its subsidiaries will be in Default under the Registration Rights Agreement, the DTC Agreement, the Indenture, the WHX Purchase Agreement or the Revolving Credit Facility or the Indenture.

                  The Company's and each Guarantor's execution, delivery and performance of this Agreement, the Registration Rights Agreement, the DTC Agreement, the Indenture, the WHX Purchase Agreement, the Revolving Credit Facility and any other agreements or documents relating to any of the foregoing, and the issuance and delivery of the Securities or the Exchange Securities, and the consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum: (i) will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary; (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change; and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree (including, without limitation, any Gaming Law, as such term is defined below) applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, including, without limitation, any Gaming Authority (as defined in clause 1(t) below) is required for the Company's or each Guarantor's execution, delivery and performance of this Agreement, the Registration Rights Agreement, the DTC Agreement, the Indenture, the WHX Purchase Agreement, the Revolving Credit Facility and any other agreements or documents relating to any of the foregoing, or the issuance and delivery of the Securities or the Exchange Securities, or the consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except such as have been obtained or made by the Company or the Guarantors and are in full force and effect under the Securities Act, applicable state securities, Gaming Laws, or blue sky laws and except such as may be required by federal and state securities laws with respect to the Company's or each Guarantor's obligations under the Registration Rights Agreement. As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries, and "Gaming Law" means the racing and gaming laws of any jurisdiction or jurisdictions to which the Company, any of its Subsidiaries or any of the Guarantors is, or may at any time after the date of this Agreement, be subject.

         (r)      No Material Actions or Proceedings.

                  There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge: (i) threatened against or affecting the Company or any of its subsidiaries; or (ii) which have as the subject thereof any property owned or leased by, the Company or any of its subsidiaries, where in any such case there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement and by the Offering Memorandum in the "Use of Proceeds" section. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is threatened or imminent.

         (s)      Intellectual Property Rights.

                  The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, ruling or finding would result in a Material Adverse Change.

         (t)      All Necessary Permits, etc.

                  The Company and each of its subsidiaries possesses such valid and current certificates, authorizations, permits or licenses issued by the appropriate state, federal or foreign regulatory agencies or bodies (including any Gaming Authority, as such term is defined below) necessary to conduct their respective businesses, including but not limited to all certificates, authorizations, permits and licenses required to conduct their gaming and live and simulcast racing and pari-mutuel wagering business in the State of West Virginia, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, permit or license which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

                  For the purposes of this Agreement, "Gaming Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal or foreign government, any state, province or any city or other political subdivision or otherwise, and whether now or hereafter in existence, or any officer or official thereof, with authority to regulate any racing or gaming operation (or proposed racing or gaming operation) owned, managed or operated by the Company or any subsidiary of the Company.

         (u)      Title to Properties.

                  The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(n) above (or elsewhere in the Offering Memorandum), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any of its subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

         (v)      Tax Law Compliance.

                  The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company and its subsidiaries have made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(n) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined, other than in respect of a 10% surcharge and other payments to the State of West Virginia imposed by House Bill 102 (enacted by the State of West Virginia on April 21, 2001) for the three months ended September 30, 2001. Commencing on October 1, 2001, the Company has made adequate accruals in its financial statements in respect of the 10% surcharge and such other payments for the period commencing on July 1, 2001.

         (w)      Company Not an "Investment Company".

                  The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and after receipt of payment for the Securities will not be, an "investment company" within the meaning of Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

         (x)      Insurance.

                  Each of the Company and its subsidiaries are insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism, floods and earthquakes. The Company has no reason to believe that: (i) it or any of its subsidiaries will not be able to renew its existing insurance coverage as and when such policies expire; or (ii) it or any of its subsidiaries will not be able to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

         (y)      No Price Stabilization or Manipulation.

                  Neither the Company nor any Guarantor has taken and will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

         (z)      Solvency.

                  The Company and each Guarantor is, and after giving effect to
         (i) the sale of the Securities and application of the proceeds therefrom, (ii) the repurchase of the Company's common stock pursuant to the WHX Purchase Agreement and (iii) any borrowings under the Revolving Credit Facility will be, Solvent. As used herein, the term "Solvent" means, with respect to the Company and each Guarantor on a particular date, that on such date; (i) the fair market value of its assets is greater than the total amount of its liabilities (including contingent liabilities); (ii) the present fair salable value of its assets is greater than the amount that will be required to pay the probable liabilities on its debts as they become absolute and matured;
         (iii) it is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature; and (iv) it does not have unreasonably small capital to carry on its business as conducted and as proposed to be conducted.

         (aa)     No Unlawful Contributions or Other Payments.

                  Neither the Company nor any of its subsidiaries nor, to the best of the Company's or any Guarantor's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character necessary to be disclosed in the Offering Memorandum in order to make the statements therein not misleading.

         (bb)     Company's Accounting System.

                  The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (cc)     Compliance with Environmental Laws.

                  Except as would not, individually or in the aggregate, result in a Material Adverse Change:

                  (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law;

                  (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company or any Guarantor has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to the best of the Company's or any Guarantor's knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and

                  (iii) to the best of the Company's or any Guarantor's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.

         (dd)     Periodic Review of Costs of Environmental Compliance.

                  In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change.

         (ee)     ERISA Compliance.

                  The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414 of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under: (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan"; or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

         (ff)     Revolving Credit Facility.

                  The Revolving Credit Facility has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (gg)     Regulation S.

                  The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902 of the Securities Act.

         (hh)     Temporary Global Security.

                  The Securities sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

                  Any certificate signed by an officer of the Company or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers pursuant hereto shall be deemed to be a representation and warranty by the Company or such Guarantor to the Initial Purchasers as to the matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Securities.

         (a)      The Securities.

                  The Company agrees to issue and sell to the Initial Purchasers all of the Securities upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, each of the Initial Purchasers agrees to purchase from the Company the aggregate principal amount of Securities shown opposite its name in SCHEDULE A at a purchase price of 97.5% of the principal amount thereof payable on the Closing Date.

         (b)      The Closing Date.

                  Delivery of certificates for the Securities in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022 (or such other place as may be agreed to by the Company and Initial Purchaser), at 9:00 a.m. New York City time, on December 19, 2001, or such other time and date as the Initial Purchasers shall designate by notice to the Company (the time and date of such closing are called the "Closing Date"). The Company hereby acknowledges that circumstances under which the Initial Purchasers may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 16 hereof.

         (c)      Delivery of the Securities.

                  The Company shall deliver, or cause to be delivered, to Banc of America Securities LLC for its account certificates for the Securities at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depository, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Initial Purchasers may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

         (d)      Delivery of Offering Memorandum to the Initial Purchasers.

                  Not later than 12:00 p.m. on the second business day following the date of this Agreement, the Company shall delivery or cause to be delivered copies of the Offering Memorandum in such quantities and at such places as the Initial Purchasers shall reasonably request.

         (e)      Initial Purchasers as Qualified Institutional Buyers.

                  Each of the Initial Purchasers severally represents and warrants to, and agrees with, the Company that it is a "qualified institutional buyer" within the meaning of Rule 144A (a "Qualified Institutional Buyer") and an "accredited investor" within the meaning of Rule 501 under the Securities Act (an "Accredited Investor").

SECTION 3. Additional Covenants.

                  The Company and, as applicable, each Guarantor, jointly and severally, further covenant and agree with the Initial Purchasers as follows:

         (a)      Initial Purchasers' Review of Proposed Amendments and
                  Supplements.

                  Prior to amending or supplementing the Offering Memorandum, the Company shall furnish to the Initial Purchasers for review a copy of each such proposed amendment or supplement, and the Company shall not use any such proposed amendment or supplement to which the Initial Purchasers reasonably object.

         (b) Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters.

                  If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, not misleading, or if in the opinion of the Initial Purchasers or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Offering Memorandum to comply with law, the Company agrees to promptly prepare (subject to Section 3(a) hereof), and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Offering Memorandum so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum, as amended or supplemented, will comply with law.

                  Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding if, in the reasonable judgment of the Initial Purchasers, the Initial Purchasers or any of their affiliates (as such term is defined in the rules and regulations under the Securities Act) is required to deliver a prospectus in connection with sales of, or market-making activities with respect to, such securities, (A) to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10(a) of the Securities Act, (B) to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and (C) to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.

                  The Company and each Guarantor hereby expressly acknowledges that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3(b).

         (c)      Copies of the Offering Memorandum.

                  The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Offering Memorandum and any amendments and supplements thereto as they shall have reasonably requested.

         (d)      Blue Sky Compliance.

                  The Company and each Guarantor shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register the Securities for sale under (or obtain exemptions from the application of) the Blue Sky or state securities laws of those jurisdictions designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. Neither the Company nor any Guarantor shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

         (e)      Use of Proceeds.

                  The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption "Use of Proceeds" in the Offering Memorandum.

         (f)      The Depositary.

                  The Company will cooperate with the Initial Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

         (g)      Additional Issuer Information.

                  For so long as the Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information ("Additional Issuer Information") satisfying the requirements of subsection of Rule 144A. At any time when the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and Section 13(a) and 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder.

         (h)      Future Reports to the Initial Purchasers.

                  For so long as any Securities or Exchange Securities remain outstanding, the Company will furnish to Banc of America Securities
         LLC: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange, if any; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Securities).

         (i)      No Integration.

                  The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

         (j)      Legended Securities.

                  Each certificate for a Note will bear the legend contained in "Transfer Restrictions" in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

         (k)      PORTAL.

                  The Company will use its best efforts to cause the Notes to be eligible for the National Association of Securities Dealers, Inc. PORTAL market (the "PORTAL market").

         (l)      Rating Securities.

                  The Company shall take all reasonable action necessary to enable Standard & Poor's Ratings Services, a division of McGraw Hill, Inc. ("S&P"), and Moody's Investor Services, Inc. ("Moody's") to provide their respective credit ratings to the Securities at or prior to the time of their initial issuance

                  Banc of America Securities LLC, on behalf of the Initial Purchasers may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses.

                  The Company and the Guarantors jointly and severally agree to pay all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limitation: (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs);
(ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers; (iii) all fees and expenses of the Company's and the Guarantors' counsel, independent public or certified public accountants and other advisors; (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of each preliminary Offering Memorandum and the Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement and the Notes and the Guarantees; (v) all filing fees, attorneys' fees and expenses incurred by the Company, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the Blue Sky laws and, if requested by the Initial Purchasers, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Initial Purchasers of such qualifications, registrations and exemptions; (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities; (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies and the listing of the Securities with the PORTAL market; (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by the National Association of Securities Dealers, Inc., if any, of the terms of the sale of the Securities or the Exchange Securities;
(ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by the Depository for "book-entry" transfer, and (x) the performance by the Company and the Guarantors of their respective other obligations under this Agreement. Except as provided in this Section 4,
Section 6, Section 8 and Section 9 hereof, each of the Initial Purchasers shall pay its own expenses, including the fees and disbursements of its respective counsel.

SECTION 5. Conditions of the Obligations of the Initial Purchasers.

                  The obligations of the Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company and the Guarantors of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

         (a)      Accountants' Comfort Letter.

                  On the date hereof, the Initial Purchasers shall have received from the Independent Accountants a letter dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountant's "comfort letters" to the Initial Purchasers, delivered according to Statement of Auditing Standards Nos. 72 and 76 (or any successor bulletins), with respect to the audited and unaudited financial statements and certain financial information contained in the Offering Memorandum.

         (b)      No Material Adverse Change or Ratings Agency Change.

                  For the period from and after the date of this Agreement and prior to the Closing Date:

                  (i) in the judgment of the Initial Purchasers there shall not have occurred any Material Adverse Change; and

                  (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436 under the Securities Act.

         (c)      Opinion of Counsel for the Company and the Guarantors.

                  On the Closing Date the Initial Purchasers shall have received
         (i) the favorable opinion of Proskauer Rose LLP, New York counsel for the Company and the Guarantors, dated as of such Closing Date, the form of which is attached as EXHIBIT A, (ii) the favorable opinion of Goodwin & Goodwin, LLP, West Virginia counsel for the Company and the Guarantors, dated as of such Closing Date, the form of which is attached as EXHIBIT B and (iii) the favorable opinion of Janice Trybus, in-house counsel for the Company and the Guarantors, dated as of such Closing Date, the form of which is attached as EXHIBIT C.

         (d)      Opinion of Counsel for the Initial Purchasers.

                  On the Closing Date the Initial Purchasers shall have received the favorable opinion of Shearman & Sterling, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

         (e)      Officers' Certificate.

                  On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and each of the Guarantors and the Chief Financial Officer or Chief Accounting Officer of the Company and each of the Guarantors, dated as of the Closing Date, to the effect set forth in subsection (b)(ii) of this Section 5, and further to the effect that:

                  (i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

                  (ii) the representations, warranties and covenants of the Company and the Guarantors set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the Closing Date; and

                  (iii) the Company and the Guarantors have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

         (f)      Bring-down Comfort Letter.

                  On the Closing Date, the Initial Purchasers shall have received from the Independent Accountants, a letter dated such date, in form and substance satisfactory to the Initial Purchasers, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

         (g)      PORTAL Listing.

                  At the Closing Date the Notes shall have been designated for trading on the PORTAL market.

         (h)      Registration Rights Agreement.

                  The Company and each of the Guarantors shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received executed counterparts thereof.

         (i)      Concurrent Transactions.

                  Contemporaneously with the closing of the transaction contemplated by this Agreement, the Company will purchase all of the shares of its common stock owned by WHX in accordance with the terms of the WHX Purchase Agreement and execute the credit agreement for the Revolving Credit Facility in the form previously provided to the Initial Purchasers on December 10, 2001 and all of the closing conditions thereunder will be satisfied in accordance with the terms thereunder. As of the Closing Date, approximately $25.3 million will be available for drawing under the Revolving Credit Facility, as described in the Offering Memorandum. All of the copies of the documents delivered in connection with the closing of the WHX Purchase Agreement and the Revolving Credit Facility will be delivered to the Initial Purchasers. In addition, an irrevocable letter of credit in the amount of $5.0 million issued in favor of WHX in connection with the WHX Purchase Agreement will be surrendered to, and terminated by, the Company.

         (j)      Additional Documents.

                  On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such additional information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

                  If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4,
         Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Initial Purchasers' Expenses.

                  If this Agreement is terminated by the Initial Purchasers pursuant to Sections 5 or 10, or if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or to comply with any provision hereof, the Company and the Guarantors jointly and severally agree to reimburse the Initial Purchasers upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. Offer, Sale and Resale Procedures.

                  The Initial Purchasers, on the one hand, and the Company and each of the Guarantors, on the other hand, hereby establish and agree to observe the following procedures in connection with the offer and sale of the
Securities:

                  (i) Offers and sales of the Securities will be made only by the Initial Purchasers or their Affiliates qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to (A) persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act), or (B) non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the Securities Act, upon the terms and conditions set forth in ANNEX I hereto, which ANNEX I is hereby expressly made a part hereof.

                  (ii) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

                  (iii) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the following legend:

                  "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT'), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT,
                  (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES

                  THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), (ii) TO THE ISSUER, OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND
                  (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

SECTION 8. Indemnification.

         (a)      Indemnification of the Initial Purchasers.

                  The Company and each of the Guarantors, jointly and severally, agree to indemnify and hold harmless the Initial Purchasers, their respective directors, officers and employees, and each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Initial Purchasers or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company and/or any Guarantor sought to be bound), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based: (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company or any Guarantor contained herein; or (iii) in whole or in part upon any failure of the Company or any Guarantor to perform its obligations hereunder or under law; or (iv) upon any act or failure to act or any alleged act or failure to act by the Initial Purchasers in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause above, provided that the Company shall not be liable under this clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by any Initial Purchaser through its gross negligence or willful misconduct; and to reimburse the Initial Purchasers and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Banc of America Securities LLC) as such expenses are reasonably incurred by the Initial Purchasers or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action, provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8 shall be in addition to any liabilities that the Company or the Guarantors may otherwise have.

         (b)      Indemnification of the Company, its Directors and Officers.

                  Each Initial Purchaser agrees to severally indemnify and hold harmless the Company, the Guarantors and each of their directors and each person, if any, who controls the Company within the meaning of
         Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company or the Guarantors or any such director, or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Initial Purchasers), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use therein; and to reimburse the Company, the Guarantors or any such director or controlling person for any legal and other expenses reasonably incurred by the Company, the Guarantors or any such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Initial Purchasers have furnished to the Company expressly for use in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the sixth paragraph under the caption "Plan of Distribution" in the Offering Memorandum concerning stabilization by the Initial Purchasers; and the Initial Purchasers confirm that such statements are correct. The indemnity agreement set forth in this
         Section 8 shall be in addition to any liabilities that the Initial Purchasers may otherwise have.

         (c)      Notifications and Other Indemnification Procedures.

                  Promptly after receipt by an indemnified party under this
         Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (the Initial Purchasers in the case of Section 8(b) and Section 9), representing the indemnified parties who are parties to such action); or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

         (d)      Settlements.

                  The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by
         Section 8 hereof, the indemnifying party agrees that (i) it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request; and
         (ii)
         such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

SECTION 9. Contribution.

                  If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company or the Guarantors, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

                  The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

                  Notwithstanding the provisions of this Section 9, the Initial Purchasers shall not be required to contribute any amount in excess of the discount received by the Initial Purchasers in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For the purposes of this Section 9, each director, officer and employee of the Initial Purchasers and each person, if any, who controls the Initial Purchasers within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director of the Company or any Guarantor, and each person, if any, who controls the Company or any Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company or any Guarantor.

SECTION 10. Termination of this Agreement.

                  Prior to the Closing Date, this Agreement may be terminated by the Initial Purchasers by notice given to the Company if at any time (i) trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware or any other state authorities;
(iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Initial Purchasers is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Offering Memorandum or to enforce contracts for the sale of securities; (iv) in the judgment of the Initial Purchasers there shall have occurred any Material Adverse Change; or (v) the Company or any Guarantor shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Initial Purchasers may interfere materially with the conduct of the business and operations of the Company or such Guarantor regardless of whether or not such loss shall have been insured.

                  Any termination pursuant to this Section 10 shall be without liability on the part of (a) the Company or any Guarantor to the Initial Purchasers, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (b) the Initial Purchasers to the Company or any Guarantor, or (c) any party hereto to any other party except that the provisions of Section 8 and
Section 9 shall at all times be effective and shall survive such termination.

SECTION 11. Representations and Indemnities to Survive Delivery.

                  The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantors, of their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of the investigation made by or on behalf of the Initial Purchasers or the Company or the Guarantors or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12. Notices.

                  All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

         Banc of America Securities LLC
         9 West 57th Street, 31st Floor
         New York, NY  10019
         Facsimile:  (212) 583-8324
         Attention:  High Yield Capital Markets

with a copy to:

         Shearman & Sterling
         599 Lexington Avenue
         New York, NY 10022
         Facsimile:  (212) 848-7179
         Attention:  Rohan S. Weerasinghe

If to the Company or the Guarantors:

         Wheeling Island Gaming, Inc.
         40 Fountain Plaza
         Buffalo, NY 14202
         Facsimile:  (716) 858-5264
         Attention:  Michael D. Corbin or General Counsel

with a copy to:

         Proskauer Rose LLP
         1585 Broadway
         New York, NY  10036
         Facsimile:  (212) 969-2900
         Attention:  Julie M. Allen

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 13. Successors.

                  This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities as such from the Initial Purchasers merely by reason of such purchase.

SECTION 14. Partial Unenforceability.

                  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 15. Governing Law; Consent to Jurisdiction.

         (a) Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

         (b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the non-exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 16. Default of One or More of the Several Initial Purchasers.

                  If any one of the Initial Purchasers shall fail or refuse to purchase Securities that it has agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchaser shall be obligated to purchase the Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase on such date. If any one of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 6,
Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.

                  As used in this Agreement, the term "Initial Purchaser" shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 16. Any action taken under this Section 16 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 17. General Provisions.

                  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                                 Very truly yours,

                                                 WHEELING ISLAND GAMING, INC.



                                                 By:__________________________
                                                      Name:  Scott L. Cooper
                                                      Title:  President

                                                 WDRA FOOD SERVICE, INC.



                                                 By:__________________________
                                                      Name:  Scott L. Cooper
                                                      Title:  President

                                                 WHEELING LAND DEVELOPMENT CORP.



                                                 By:_______________________
                                                    Name:  Ronald A. Sultemeier
                                                    Title:  President

                  The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

BANC OF AMERICA SECURITIES LLC
WELLS FARGO BROKERAGE SERVICES, LLC

By: BANC OF AMERICA SECURITIES LLC


By:______________________
     Name:  Bruce R. Thompson
     Title:  Managing Director

                                   SCHEDULE A

                                                   AGGREGATE PRINCIPAL AMOUNT OF
                       INITIAL PURCHASERS             SECURITIES TO BE PURCHASED
Banc of America Securities LLC .................................. $ 112,500,000
Wells Fargo Brokerage Services, LLC..............................    12,500,000
                                                                  -------------
         Total................................................... $ 125,000,000

                                   SCHEDULE B

                              LIST OF SUBSIDIARIES

                             WDRA Food Service, Inc.

                         Wheeling Land Development Corp.

                                                                       EXHIBIT A

                               FORM OF OPINION OF

                               PROSKAUER ROSE LLP

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Merger has been consummated in accordance with the General Corporation Law of the State of Delaware and the West Virginia Corporation Act of the State of West Virginia. Each share of common stock of Wheeling Downs Racing Association, Inc. has been converted into one validly issued, fully paid and non-assessable share of common stock of the Company.

         (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under each of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Exchange Securities, the DTC Agreement, the WHX Purchase Agreement and the Revolving Credit Facility.

         (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of West Virginia.

         (iv) All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and, to the knowledge of such counsel, have been issued in compliance with the registration and qualification requirements of federal and state securities laws.

         (v) No stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising by operation of the charter or by-laws of the Company or the General Corporation Law of the State of Delaware or, to the knowledge of such counsel, otherwise.

         (vi) The Purchase Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (vii) Each of the Registration Rights Agreement and the DTC Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law.

         (viii) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (ix) Each of the Purchase Agreement, Registration Rights Agreement and the Indenture, assuming the due authorization, execution and delivery by each Guarantor, constitutes a legal, valid and binding obligation of such Guarantor, enforceable in accordance with its terms against such Guarantor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification under the Purchase Agreement and the Registration Rights Agreement may be limited by applicable law.

         (x) The Notes are in the form contemplated by the Indenture, have been duly authorized by the Company for issuance and sale pursuant to the Purchase Agreement and the Indenture and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

         (xi) The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

         (xii) The Guarantees of the Notes and the Exchange Notes are in the respective forms contemplated by the Indenture, and when duly authorized, executed delivered by each of the Guarantors and, when the Notes have been issued and authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

         (xiii) The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

         (xiv) The statements in the Offering Memorandum under the captions "Description of the Notes", "United States Federal Income Tax Considerations", and "Notice to Investors", insofar as such statements constitute matters of law, summaries of legal matters, the charter or by-law provisions of the Company, documents or legal proceedings, or legal conclusions, have been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

         (xv) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Company's execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the DTC Agreement or the Indenture or any other agreements or documents relating to any of the foregoing, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated thereby and by the Offering Memorandum (other than the transactions contemplated by the WHX Purchase Agreement and the Revolving Credit Facility), except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws, and except such as may be required by federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

         (xvi) The execution and delivery of the Purchase Agreement, the Registration Rights Agreement, the DTC Agreement the Securities, the Exchange Securities and the Indenture and any other agreements or documents relating to any of the foregoing by the Company and the performance by the Company of its obligations thereunder, and consummation of the transactions contemplated thereby and by the Offering Memorandum (other than the transactions contemplated by the WHX Purchase Agreement and the Revolving Credit Facility): (i) will not result in any violation of the provisions of the charter or by-laws of the Company; (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument (as defined in the Purchase Agreement), except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change; and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

         (xvii) The Company is not, and after receipt of payment for the Securities will not be, an "investment company" within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

         (xviii) To the knowledge of such counsel, no holders of securities (other than the Notes) of the Company have rights to require the registration of such securities that would result from the filing of the Exchange Offer Registration Statement or the Shelf Registration Statement.

         (xix) To the knowledge of such counsel (but without conducting any docket or similar search), there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Guarantors except for actions, suits or proceedings which are either disclosed in the Offering Memorandum or, if not so disclosed, would not, individually or in the aggregate with all such other actions, suits and proceedings, have, if adversely determined, a material adverse effect on the Company and the Guarantors considered as one enterprise.

         (xx) Assuming the accuracy of the representations, warranties and covenants of the Company and the Initial Purchasers contained in the Purchase Agreement, no registration of the Notes or the Guarantees under the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required in connection with the purchase of the

Securities by the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers to Qualified Institutional Buyers or Institutional Accredited Investors in the manner contemplated by the Purchase Agreement and the Offering Memorandum other than any registration or qualification that may be required in connection with the Exchange Offer contemplated by the Offering Memorandum or in connection with the Registration Rights Agreement.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Initial Purchasers at which the contents of the Offering Memorandum, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (other than as expressly specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to our attention which would lead us to believe that either the Offering Memorandum, as of its date or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we need express no belief as to the financial statements or other financial data derived therefrom, included or incorporated by reference (as applicable) in the Offering Memorandum or any amendments or supplements thereto).

                                                                       EXHIBIT B

                               FORM OF OPINION OF

                             GOODWIN & GOODWIN, LLP

         For purposes of this exhibit, the term "Gaming Regulations" refers collectively to any law, rule, regulation or ordinance governing racing and gaming activities (including, without limitation, the West Virginia Racetrack Video Lottery Act and the West Virginia Racing Act) in each case including all amendments or modifications thereof, any administrative rules or regulations promulgated thereunder, and any of the corresponding statutes, rules and regulations in the State of West Virginia.

         (i) Each of the Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of West Virginia.

         (ii) Each of the Guarantors has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under each of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Exchange Securities and the Revolving Credit Facility.

         (iii) Each of the Guarantors is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

         (iv) All of the issued and outstanding capital stock of each of the Guarantors has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or, to the best knowledge of such counsel, any pending or threatened claim.

         (v) Each of the Purchase Agreement, the Registration Rights Agreement, the Indenture, and the Revolving Credit Facility has been duly authorized, executed and delivered by each of the Guarantors.

         (vi) The Guarantees of the Notes and the Exchange Notes have been duly authorized by each Guarantor for issuance and sale pursuant to the Purchase Agreement.

         (vii) The statements in the Offering Memorandum under the captions "Risk Factors--We may require you to dispose of your notes or redeem your notes if required by applicable gaming regulations," "Risk Factors--Government Regulation could have a negative effect on our business" and "Government Regulation", insofar as such statements constitute a description of matters of law, summaries of legal proceedings, or legal conclusions contained in the Offering Memorandum, have been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

         (viii) Each of the Company and each of its subsidiaries possesses such valid and current certificates, authorizations, permits or licenses issued by the appropriate state agencies or bodies (including any Gaming Authority, as such term is defined in the Purchase Agreement) necessary to conduct their respective businesses, including but not limited to all certificates, authorizations, permits and licenses required to conduct their gaming and live and simulcast racing and pari-mutuel wagering business in the State of West Virginia, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, permit or license which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

         (ix) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, including without limitation, any Gaming Authority, is required under the Gaming Regulations for the Company's or each Guarantor's execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the DTC Agreement, the WHX Purchase Agreement, the Revolving Credit Facility or the Indenture and any other agreements or documents relating to any of the foregoing, or the issuance and delivery of the Securities and the Exchange Securities, or consummation of the transactions contemplated thereby and by the Offering Memorandum, except such as have been obtained or made by the Company or the Guarantors and are in full force and effect.

         (x) The execution and delivery of each of the Purchase Agreement, the Registration Rights Agreement, the Notes, the Exchange Notes, the Guarantees of the Notes and the Exchange Notes, the Indenture, the WHX Purchase Agreement, the DTC Agreement and the Revolving Credit Facility and any other agreements or documents relating to any of the foregoing (collectively, the "Transaction Documents") by the Company and each Guarantor and the performance by each of the Company and Guarantors of its respective obligations under the Transaction Documents, and consummation of the transactions contemplated thereby and by the Offering Memorandum: (i) will not result in any violation of the provisions of the charter or by-laws of the Guarantors and (ii) will not result in the creation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantors under, and will not result in any violation of, any law (including the Gaming Regulations), administrative regulation or administrative or court decree generally applicable to the Company or the Guarantors.

         (xi) Nothing contained in the Gaming Regulations would prevent the Transaction Documents from being the valid and binding obligations of the Company or any Guarantor party thereto, enforceable against such party in accordance with its terms.

         (xii) No taxes, fees and other charges are required under the Gaming Regulations or other law of the State of West Virginia to be paid in connection with the execution, delivery and performance of the Transaction Documents.

         (xiii) No authorizations, consents or approvals by, or notices of filings with, the Gaming Authorities (including, without limitation, the West Virginia Lottery Commission or the West Virginia Racing Commission) are required under the Gaming Regulations for the transactions contemplated under the Transaction Documents, except as such authorizations, consents and approvals that have been obtained.

         (xiv) Neither the Trustee nor any holder of the Securities (collectively referred to as "Persons") is required, solely by reason of the transactions referred to in the Transaction Documents, or the exercise of the remedies provided for in the Transaction Documents, to be found suitable to or be licensed under the Gaming Regulations, provided, however, that (a) such Persons are subject to be called forward for a finding of suitability or licensing at any time in the discretion of the relevant Government Authority and (b) the relevant Government Authority may require, in its discretion, the licensing or finding of suitable of some or all of such Persons in connection with the granting of any necessary approvals for the exercise of remedies provided for in the Transaction Documents.

         (xv) The choice of New York law stipulated to govern is a valid and effective choice of law under the laws of the State of West Virginia and would be enforced to the extent the parties have provided therein by a West Virginia court or a federal court sitting in West Virginia and applying the law of the State of West Virginia, except to the extent that New York law contravenes the public policy of West Virginia, and except insofar as federal laws may apply with respect to certain issues. Moreover, although the Transaction Documents contain choice of law provisions which state that they are to be governed by and construed in accordance with the law of the State of New York, in the event that the laws of the State of West Virginia were applied to govern the Transaction Documents, the Transaction Documents will not violate any applicable usury laws of the State of West Virginia.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Initial Purchasers at which the contents of the Offering Memorandum, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to our attention which would lead us to believe that either the Offering Memorandum, as of its date or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we need express no belief as to the financial statements or other financial data derived therefrom, included or incorporated by reference (as applicable) in the Offering Memorandum or any amendments or supplements thereto).

                                                                       EXHIBIT C

                               FORM OF OPINION OF

               IN-HOUSE COUNSEL FOR THE COMPANY AND THE GUARANTORS

         (i) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

         (ii) The Company and each of its subsidiaries possesses such valid and current certificates, authorizations, permits or licenses issued by the appropriate federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, permit or license which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

         (iii) The Company does not own or control, directly or indirectly, any corporation, association or other entity other than WDRA Food Service, Inc. and Wheeling Land Development Corporation.

         (iv) Sportsystems Corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

         (v) Sportsystems Corporation has corporate power and authority to perform its obligations under the WHX Purchase Agreement.

         (vi) The WHX Purchase Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and Sportsystems Corporation, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law.

         (vii) The Revolving Credit Facility has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (viii) The Revolving Credit Facility has been duly and validly authorized by each of the Guarantors and, when duly executed delivered by such Guarantor, will be the legal, valid and binding obligation of such Guarantor, enforceable in accordance with its terms against such Guarantor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (ix) The statements in the Offering Memorandum under the captions "Business - Intellectual Property Rights", "Business - Legal Proceedings", "Certain Relationships and Related Transactions" and "Description of Certain Indebtedness", insofar as such statements


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constitute matters of law, summaries of legal matters, the charter or by-law provisions of the Company or the Guarantors, documents or legal proceedings, or legal conclusions, have been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

         (x) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Company's or each Guarantor's execution, delivery and performance of the WHX Purchase Agreement or the Revolving Credit Facility or any other agreements or documents relating thereto, or consummation of the transactions contemplated thereby, except such as have been obtained or made by the Company and are in full force and effect.

         (xi) The execution and delivery of the WHX Purchase Agreement and the Revolving Credit Facility and any other agreements or documents relating thereto by the Company and the performance by the Company of its obligations thereunder, and consummation of the transactions contemplated thereby: (i) will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary; (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument (as defined in the Purchase Agreement), except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change; and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

         (xii) Sportsystems Corporation's execution, delivery and performance of the WHX Purchase Agreement (i) will not result in any violation of the provisions of its charter or by-laws; and (ii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to Sportsystems Corporation.

         (xiii) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for Sportsystems Corporation's execution, delivery and performance of the WHX Purchase Agreement.

         (xiv) There are no legal or governmental actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened (i) against or affecting the Company or any of the Guarantors, (ii) which has as the subject thereof any property owned or leased by either of the Issuers or any of the Guarantors, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to either of the Company or any Guarantor and (B) any such action, suit or proceeding if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by the Purchase Agreement. No material labor dispute with the employees of the Company or any of the Guarantors exists or, to the best of such counsel's knowledge, is threatened or imminent.


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         In addition, such counsel shall state that she has participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Initial Purchasers at which the contents of the Offering Memorandum, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (other than as expressly specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to her attention which would lead her to believe that either the Offering Memorandum, as of its date or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that she need express no belief as to the financial statements or other financial data derived therefrom, included or incorporated by reference (as applicable) in the Offering Memorandum or any amendments or supplements thereto).


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                                                                       EXHIBIT D

                      FORM OF REGISTRATION RIGHTS AGREEMENT


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                                                                         ANNEX I

         RESALE PURSUANT TO REGULATION S OR RULE 144A. Each Initial Purchaser understands that:

                  Each Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities (i) in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Securities Act as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Securities Act or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as permitted by and including the statements required by Regulation S.

                  Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 under the Securities Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities
                  Act), and in connection with any subsequent sale by you of the Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

                  Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.